Exhibit 10.23(b)
Pages where confidential treatment has been requested are stamped:
“Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.”
All redacted material has been marked by the symbol: [***].
Exhibit 10.23(b) —
Exhibits and Schedules to Second Lien Loan and Security Agreement among Sankaty Advisors,
LLC, The Bon-Ton Department Stores, Inc., The Elder-Beerman Stores Corp. and the other credit parties and lender parties thereto

Schedule 1.1(b)
Restricted Investments Existing on the Closing Date
None.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 7.2.1
Secondary Operating Deposit Accounts
Deposit Accounts for which daily funds consolidation into the Borrower’s account is not required:

Bank Name	Account Name	Account Number
JP Morgan Chase Bank, N.A.	The Bon-Ton Giftco Inc	[***]
M & T Bank	The Bon Ton Stores Inc	[***]
National City Bank (1)	The Bon Ton Dept Stores ARP	[***]
Wachovia Bank	The Bon Ton Trade Corp	[***]

[1]	Due to the recent acquisition of National City Bank by PNC Bank and the on-going merger of their operations, this account will be converted to a PNC Bank account in April 2010. At that time, the account number will be changed by PNC Bank to conform to the account number structure in the PNC Bank system.

Schedule 7.3
Mortgaged Real Estate

Store
Number	Nameplate	Store Name	Address
4	Bon-Ton	Lewistown	111 East Market Street, Lewistown, PA 17044

31	Bon-Ton	Camp Hill	3525 Gettysburg Road, Camp Hill, PA 17011

36	Bon-Ton	Greensburg	Westmoreland Mall, 5256 Route 30, Greensburg, PA 15601

40	Bon-Ton	Frackville	Schuylkill Mall, Frackville, PA 17931

135	Elder-Beerman	Middletown	3459 Town Mall Boulevard, Franklin, OH 45005

188	Elder-Beerman	Salem Furniture	5370 Salem Avenue, Dayton, OH 45426

327	Herberger’s	Holiday Village — Great Falls	1200 10th Avenue S, Great Falls, MT 59405

491	Younkers	Green Bay Distribution Facility	1300 North Quincy Street, Green Bay, WI 54302

501	Bergner’s	Eastland Mall	1601 Empire Street, Bloomington, IL 61701

503	Bergner’s	East Court Village	3536 Court Street, Pekin, IL 61554

507	Bergner’s	Quincy Mall	3347 Broadway, Quincy, IL 62301

508	Bergner’s	Hickory Point Mall	1005 Hickory Point Mall, Forsyth, IL 62535

514	Carson Pirie Scott	Northgate Shopping Center	970 North Lake Street, Aurora, IL 60506

549	Carson Pirie Scott	Marquette Mall	305 West US Highway 20, Michigan City, IN 46360

572	Parisian	Meadowbrook Village	400 North Adams Road, Rochester Hills, MI 48309

573	Parisian	Partridge Creek	17480 Hall Road, Clinton, MI 48038

Schedule 8.2.1
Existing Credit Card Arrangements
1.	The Purchase and Sale Agreement between The Bon-Ton Stores, Inc. and HSBC Bank Nevada, N.A., dated June 20, 2005, as amended.

2.	The Credit Card Program Agreement between The Bon-Ton Stores, Inc. and HSBC Bank Nevada, N.A., dated June 20, 2005, as amended on March 5, 2006, December 15, 2006 and August 4, 2009.

3.	The Bank Card Merchant Agreement between The Bon-Ton Department Stores, Inc. and Fifth Third Bank, dated May 13, 2004, as amended.

4.	The Agreement for American Express® Card Acceptance between The Bon-Ton Department Stores, Inc. and American Express Travel Related Services Company, Inc., dated December 13, 2005, as amended.

5.	The Merchant Services Agreement between The Bon-Ton Department Stores, Inc. and Discover Financial Services LLC, dated March 3, 2006, as amended.

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 8.5
Deposit Accounts

Account Name
Bank Name	(as it appears on bank statement)	Account Number
Ameriserv Financial	The Bon Ton Department Stores Inc	[***]
Bank of America, NA	The Bon-Ton Dept Stores Inc FBO Bank of America, N.A.	[***]
Bank of America, NA	The Bon-Ton Department Stores, Inc	[***]
Bank of America NA	Bon Ton Dept Str.-G/L Dept FBO Bank of America, N.A.	[***]
Bank of America NA	The Elder-Beerman Stores Corp.	[***]
Baylake Bank	Bon-Ton Department Stores Inc	[***]
Berkshire Bank	The Bon Ton Department Stores Inc	[***]
Canandaigua National Bank & Trust	The Bon-Ton Department Stores, Inc. #96 Eastview	[***]
Central State Bank	The Bon-Ton Department Stores Inc Younkers Store 173	[***]
Century National Bank	The Elder Beerman Stores Corp	[***]
Chemical Bank	General Electric Capital Corporation Re: The Elder-Beerman Stores Corp	[***]
Chemung Canal Trust Company	The Bon Ton Stores Inc 84 Elmira	[***]
Chemung Canal Trust Company	The Bon Ton Dept Stores Inc	[***]
Chittenden Bank	The Bon Ton Department Store Inc	[***]
Citizens Bank	Citibank N A Re The Elder-Beerman Stores Corp	[***]
Citizens Bank	The Bon-Ton Stores Inc	[***]
Citizens Bank	The Bon Ton Dept Stores	[***]
Clearfield Bank & Trust Company	The Bon-Ton Department Stores Inc Re: The Elder-Beerman Stores Corp	[***]
Dollar Bank	The Bon Ton Department Stores, Inc FBO Bank of America NA	[***]
Fairfield National Bank	The Elder-Beerman Stores Corp Store #125	[***]
Farmers & Merchants Bank & Trust	Bon-Ton Dept Stores Inc	[***]
Fifth Third	The Elder Beerman Stores Corp FBO Bank of America NA	[***]
First Bank Richmond	Elder Beerman Stores Corp For Benef Bank of America	[***]
First Columbia Bank & Trust Co.	The Bon-Ton Department Stores Inc #28 Bloomsburg	[***]
First Financial Bank	Elder Beerman Indiana LP	[***]
First Midwest Bank	Elder-Berman Stores Corp	[***]
First National Bank	The Bon-Ton Dept. Stores Inc.	[***]
First National Bank of Pennsylvania	BonTon Department Stores Inc #04 Lewistown	[***]
First United Bank & Trust	The Bon Inc	[***]

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.

Bank Name	Account Name	Account Number
Harris Bank NA	Elder-Beerman Stores Corp	[***]
Heartland Business Bank	The Elder-Beerman Stores Corp Boston Store #140	[***]
Hometown National Bank	The Bon-Ton Dept Stores Inc	[***]
HSBC	The Bon Ton Department Stores Inc #63 Sheridan	[***]
HSBC	The Bon Ton Department Stores Inc R #62 Eastern Hills	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Dept Stores Inc	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Department Stores Inc	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Department Stores Inc	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Giftco Inc	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Dept Stores Inc Expense	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Dept Stores Inc Merchandise	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Dept Stores Inc Payroll	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Department Stores Inc	[***]
JP Morgan Chase Bank, NA	General Electric Capital Corp RE: The Elder-Beerman Stores Corp	[***]
Key Bank	The Bon Ton Dept Stores Inc	[***]
Keystone Nazareth Bank & Trust	The Bon Ton Department Stores Inc #40 & #77 Frackville	[***]
Lake City Bank	Elder-Beerman Stores Corp FBO Bank of America N A	[***]
M & T Bank	The Bon-Ton Dept Stores Inc DBA The Bon-Ton #27	[***]
M & T Bank	The Bon-Ton Stores Inc	[***]
M & T Bank	The Bon Ton Stores Inc	[***]
M & T Bank	The Bon Ton Stores Inc	[***]
M & T Bank	The Bon Ton Dept Store Inc	[***]
M & T Bank	Bon Ton Inc	[***]
M & T Bank	The Bon Ton Stores Inc	[***]
Marshall & Ilsley Bank	The Elder-Beerman Stores Corp FBO Bank of America	[***]
Monroe Bank & Trust	The Elder-Beerman Stores Corp	[***]
National City Bank (1)	The Bon Ton Stores Inc 15	[***]
National City Bank	General Electric Capital Corp RE: The Elder Beerman Stores Corp	[***]
National City Bank (1)	The Bon Ton Stores Inc	[***]
National City Bank	Elder Beerman	[***]
National City Bank	The Bon Ton Dept Stores ARP	[***]
National Exchange Bank & Trust	The Elder-Beerman Stores Corporation FBO Bank of America NA	[***]
Nittany Bank	The Bon Ton Department Stores Inc State College Store #70	[***]
Northwest Savings Bank	The Bon-Ton Department Stores Inc	[***]

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.

Bank Name	Account Name	Account Number
Park National Bank	The Elder Beerman Stores FBO Bank of America, N.A.	[***]
Pennstar Bank	The Bon Ton Department Store 41 Steamtown	[***]
Peoples Bancorp/Peoples Bank N.A.	General Electric Capital Corp RE: The Elder-Beerman Stores Corp	[***]
PNC Bank	The Bon Ton Dept Store Inc # 80 Phillipsburg	[***]
PNC Bank (1)	The Bon Ton Dept Stores Inc	[***]
Regions Bank	The Elder Beerman Stores Corp	[***]
S & T Bank	The Bon-Ton Department Stores Inc FBO Bank of America NA #36 Greensburg	[***]
Southern Michigan Bank & Trust	The Elder-Beerman Stores Corp FBO Bank of America N A	[***]
Sovereign Bank	The Bon Ton Department Stores Inc #35 Reading	[***]
Star Financial Bank	Elder Beerman Stores Corp Fbo Bank of America Na	[***]
Susquehanna Bank	The Bon Ton Stores Inc	[***]
Susquehanna Bank	The Bon-Ton Department Stores Inc #6	[***]
TD Bank, N.A.	The Bon Ton Department Stores Inc	[***]
TD Banknorth N.A.	The Bon Ton Department Stores Inc	[***]
TD Banknorth, N.A.	The Bon Ton Department Stores Inc No 33 Concord	[***]
The Huntington National Bank	General Electric Capital Corp RE Elderbeerman Stores Corp	[***]
The Huntington National Bank	The Bon Ton Deptmnt Stores Inc	[***]
The Huntington National Bank	General Electric Capital Corp	[***]
The State Bank & Trust Company	Elder Beerman	[***]
Trustco Bank	The Bon Ton Department Store Inc Store #19	[***]
U.S. Bank, N.A.	The Bon-Ton Dept Stores Inc	[***]
United Bank	Elder-Beerman West Virginia Inc	[***]
US Bank	The Elder-Beerman Store	[***]
US Bank	The Bon-Ton Trade, LLC	[***]
Wachovia	The Bon-Ton Dept Stores Inc Bon Ton Store #29 Doing-Bus-As	[***]
Wachovia	The Bon-Ton Department Stores Inc	[***]
Wachovia	The BonTon Department Stores Inc	[***]
Wachovia	The Bon Ton Trade Corp	[***]
Washington Federal Savings Bank	The Bon-Ton Department Stores	[***]
Wells Fargo Bank, N.A.	The Bon-Ton Department Stores, Inc.	[***]
Wells Fargo Bank, N.A.	The Elder-Beerman Stores Corp General Electric Capital Corp-Agent	[***]
WoodTrust Bank, N.A.	General Electric Capital Corp The Elder-Beerman Stores Corp	[***]

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.

[1]	These two National City Bank accounts will be closed by the end of November, 2009. The store deposit activity for which they are currently being used will be moved to PNC Bank account number [***] (also listed above).

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 8.5 (a)
Excluded Deposit and Disbursement Accounts
(i)	Deposit Accounts used exclusively for payroll, payroll taxes and employee benefits:

Bank Name	Account Name	Account Number
JP Morgan Chase Bank, N.A.	The Bon-Ton Dept Stores Inc Payroll	[***]
(ii)	Disbursement accounts of the Obligors:

Bank Name	Account Name	Account Number
JP Morgan Chase Bank, N.A.	The Bon-Ton Dept Stores Inc Expense	[***]
JP Morgan Chase Bank, N.A.	The Bon-Ton Dept Stores Inc Merchandise	[***]
Wachovia Bank	The BonTon Department Stores Inc	[***]

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
Schedule 8.5 (b)
Excluded Trust Accounts
Trust Account of The Bon-Ton Trade, LLC:

Bank Name	Account Name	Account Number
US Bank	The Bon-Ton Trade, LLC	[***]

Schedule 8.6.1
Chief Executive Offices and Other Locations of Collateral
Chief Executive Offices:

Obligor and Subsidiaries	Chief Executive Office
The Bon-Ton Stores, Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Department Stores, Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Giftco, Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Stores of Lancaster, Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Trade, LLC	300 Delaware Avenue, Suite 12122, Wilmington, DE 19801
The Elder-Beerman Stores Corp.	2801 East Market Street, York, PA 17402
Bon-Ton Distribution, Inc.	2801 East Market Street, York, PA 17402
McRIL, LLC	2801 East Market Street, York, PA 17402
Carson Pirie Scott II, Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Properties—Eastview G.P., Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Properties—Marketplace G.P., Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Properties — Greece Ridge G.P., Inc.	2801 East Market Street, York, PA 17402
The Bon-Ton Properties — Eastview, L.P.	2801 East Market Street, York, PA 17402
The Bon-Ton Properties — Marketplace, L.P.	2801 East Market Street, York, PA 17402
The Bon-Ton Properties — Greece Ridge, L.P.	2801 East Market Street, York, PA 17402
Bonstores Holdings One, LLC	2801 East Market Street, York, PA 17402
Bonstores Holdings Two, LLC	2801 East Market Street, York, PA 17402
Bonstores Realty One, LLC	2801 East Market Street, York, PA 17402
Bonstores Realty Two, LLC	2801 East Market Street, York, PA 17402
Locations of Collateral:

Location
Number	Nameplate	Location/Store Name	Address
51	Bon-Ton	York Corporate Office	2801 East Market Street, York, PA 17402
599	N/A	Milwaukee Corporate Office	331 West Wisconsin Avenue, Milwaukee, WI 53203
	Bon-Ton	Corporate Office of The Bon-Ton Trade, LLC	300 Delaware Avenue, Suite 12122, Wilmington, DE 19801
53	Bon-Ton	Corporate Services Building	220 Boxwood Lane, York, PA 17402

Location
Number	Nameplate	Location/Store Name	Address
55	Bon-Ton	A/P/Payroll/Information Services	601 Memory Lane, Building A, York, PA 17402
191	Elder-Beerman	Dayton Information Services Facility	3155 El-Bee Road, Dayton, OH 45439
399	Herberger’s	Administrative Facility	600 West St. Germain Street, St Cloud, MN 56301
597	N/A	Milwaukee Photo Studio	801 West Layton Ave., Milwaukee, WI 53221
969	N/A	New York Buying Office	469 7th Avenue, 5th Floor, New York, NY 10018
50/57	Bon-Ton	Whitehall Distribution Center	3585 South Church St., Whitehall, PA 18052
194/198	Elder-Beerman	Fairborn Distribution Center	1340 E. Dayton-Yellow Springs Road, Fairborn, OH 45324
193/590	Carson Pirie Scott	Rockford Distribution Center	4650 Shepherd Trail, Rockford, IL 61115
490	Younkers	Ankeny Distribution Facility (Facility not used in operations. Lease expires 12/31/10)	802 South East Shurfine Drive, Ankeny, IA 50021
491	Younkers	Green Bay Distribution Facility	1300 North Quincy Street, Green Bay, WI 54302
591	Carson Pirie Scott	Naperville Furniture Distribution Facility	1835 Jefferson Avenue, Naperville, IL 60540
2	Bon-Ton	Hanover	400 Eisenhower Drive, Hanover, PA 17331
3	Bon-Ton	Hagerstown	17301 Valley Mall Road, Hagerstown, MD 21740
4	Bon-Ton	Lewistown	111 E. Market St., Lewistown, PA 17044
5	Bon-Ton	Martinsburg	800 Foxcroft Avenue, Martinsburg, WV 25401
6	Bon-Ton	Chambersburg	100 Chambersburg Mall, Chambersburg, PA 17201
7	Bon-Ton	Park City Furniture Gallery	870 Plaza Boulevard, Lancaster, PA 17601
8	Bon-Ton	Park City	600 Park City Center, Lancaster, PA 17601
9	Bon-Ton	Carlisle	750 E. High Street, Carlisle, PA 17013

Location
Number	Nameplate	Location/Store Name	Address
10	Bon-Ton	West Manchester	6245 W. Manchester Mall, York, PA 17404
11	Bon-Ton	Frederick	Frederick Towne Mall, 1301 West Patrick Street, Frederick, MD 21702
12	Bon-Ton	Cumberland	Country Club Mall, 1262 Vocke Road, LaVale, MD 21502
14	Bon-Ton	Galleria	8 Galleria Mall, York, PA 17402
15	Bon-Ton	Uniontown	1800 Mall Run Road, Uniontown, PA 15401
16	Bon-Ton	Selinsgrove	3 Susquehanna Valley Mall, Selinsgrove, PA 17870
17	Bon-Ton	Indiana	2334 Oakland Ave. Ste 35, Indiana, PA 15701
18	Bon-Ton	Warren	1666 Market St. Ext., Warren, PA 16365
19	Bon-Ton	Wilton	3065 Rt. 50, Saratoga Springs, NY 12866
21	Bon-Ton	Oil City	6945 US 322, Cranberry, PA 16319
22	Bon-Ton	Brick	80 Brick Plaza, Brick, NJ 08723
23	Bon-Ton	Butler	101 Clearview Circle, Butler, PA 16001
24	Bon-Ton	Hamden	2300 Dixwell Ave., Hamden, CT 06514
25	Bon-Ton	Binghamton	Oakdale Mall, 601-635 Harry L Drive, Johnson City, NY 13790
26	Bon-Ton	Burlington	155 Dorset St., S. Burlington, VT, 05403
27	Bon-Ton	Williamsport	300 Lycoming Mall Circle, Suite 2074, Pennsdale, PA 17756
28	Bon-Ton	Bloomsburg	225 Columbia Mall Dr., Bloomsburg, PA 17815
29	Bon-Ton	Queensgate	2081 Springwood Rd., York, PA 17403
31	Bon-Ton	Camp Hill	3525 Gettysburg Rd., Camp Hill, PA 17011
32	Bon-Ton	Colonial Park	4600 Jonestown Rd., Harrisburg, PA 17109
33	Bon-Ton	Concord	270 Loudon Rd., Concord, NH 03301

Location
Number	Nameplate	Location/Store Name	Address
35	Bon-Ton	Reading	Berkshire Mall/1665 State Hill Rd., Wyomissing, PA 19610
36	Bon-Ton	Greensburg	Westmoreland Mall, 5256 Route 30, Greensburg, PA 15601
37	Bon-Ton	Washington	1500 W. Chestnut St., Washington, PA 15301
38	Bon-Ton	Midway	Midway Shopping Center, Wyoming, PA 18644
39	Bon-Ton	Wilkes-Barre	14 Wyoming Valley Mall, Wilkes-Barre, PA 18702
40	Bon-Ton	Frackville	Schuylkill Mall, Frackville, PA 17931
41	Bon-Ton	Scranton	200 The Mall at Steamtown, Scranton, PA 18503
42	Bon-Ton	Latham	873 New Loudon Rd, Latham, NY 12110
43	Bon-Ton	Newburgh	1401 Rte. 300, Suite 139, Newburgh, NY 12550
44	Bon-Ton	Ithaca	Pyramid Mall, 40 Catherwood Rd., Ithaca, NY 14850
45	Bon-Ton	Johnstown	550 Galleria Drive, Johnstown, PA 15904
46	Bon-Ton	Jamestown	318 E. Fairmount Ave., Lakewood, NY 14750
47	Bon-Ton	Watertown	21073 Salmon Run Mall Loop W., Watertown, NY 13601
48	Bon-Ton	Westfield	443 E. Main St., Westfield, MA 01085
49	Bon-Ton	Glens Falls	578 Aviation Rd., Queensbury, NY 12804
62	Bon-Ton	Eastern Hills	4545 Transit Rd., Williamsville, NY 14221
63	Bon-Ton	Sheridan	1706 Sheridan Dr., Buffalo, NY 14223
64	Bon-Ton	Southgate	1090 Union Rd., West Seneca, NY 14224
65	Bon-Ton	McKinley	3701 McKinley Pkway., Blasdell, NY 14219

Location
Number	Nameplate	Location/Store Name	Address
67	Bon-Ton	Lockport	5737 S. Transit Rd., Lockport, NY 14094
68	Bon-Ton	Olean	402 N. Union St., Olean, NY 14760
69	Bon-Ton	Niagara Falls	6929 Williams Rd., Niagara Falls, NY 14304
70	Bon-Ton	State College	2901 East College Ave., Suite 600, State College, PA 16801
72	Bon-Ton	Bethlehem	2524 Schoenersville Rd, Bethlehem, PA 18017
73	Bon-Ton	Allentown South	3300 Lehigh Street, Allentown, PA 18103
76	Bon-Ton	Easton	Palmer Park Mall, Suite 146, 2455 Park Avenue, Easton, PA 18045
78	Bon-Ton	Quakertown	751 SW End Blvd., Quakertown, PA 18951
80	Bon-Ton	Phillipsburg	1200 Highway 22 East, Phillipsburg, NJ 08865
81	Bon-Ton	Doylestown	456 North Main St, Doylestown, PA 18901
82	Bon-Ton	Trexlertown	6900 Hamilton Blvd., Trexlertown, PA 18087
83	Bon-Ton	Stroudsburg	Rt 611 & Bridge St., Stroudsburg, PA 18360
84	Bon-Ton	Elmira	3300 Chambers Rd. Suite 5130, Horseheads, NY 14845
91	Bon-Ton	Carousel	9570 Carousel Center Drive, Syracuse, NY 13290
92	Bon-Ton	Massena	Rt 37 & 131, Massena, NY 13662
94	Bon-Ton	Camillus	5301 W. Genesee, Camillus, NY 13031
96	Bon-Ton	Eastview	7979 Pittsford-Victor Rd., Victor, NY 14564
97	Bon-Ton	Greece Ridge	98 Greece Ridge Center, Rochester, NY 14626
99	Bon-Ton	Marketplace	15 Miracle Mile Dr., Rochester, NY 14623

Location
Number	Nameplate	Location/Store Name	Address
101	Elder-Beerman	Dayton Mall	2700 St. Rt. 725, Dayton, OH 45459
107	Elder-Beerman	Huber Heights	8821 Old Troy Pike, Huber Heights, OH 45424
115/115A	Elder-Beerman	Beavercreek	2727 Fairfield Commons, Beavercreek, OH 45431
116	Elder-Beerman	Springfield	1475 Upper Valley Pike, Springfield, OH 45504
117	Elder-Beerman	Piqua Mall	987 E. Ash Street, Piqua, OH 45356
118	Elder-Beerman	Athens	1004 E. State Street, Athens, OH 45701
119	Elder-Beerman	New Philadelphia	400 Mill Avenue, New Philadelphia, OH 44663
121	Elder-Beerman	Kettering	2050 E. Dorothy Lane, Dayton, OH 45420
122	Elder-Beerman	Northwest	2917 Philadelphia Drive, Dayton, OH 45405
123	Elder-Beerman	Centerville	1095 S. Main Street, Centerville, OH 45459
125	Elder-Beerman	Lancaster	1730 River Valley Circle South, Lancaster, OH 43130
126	Elder-Beerman	Newark	771 30th Street, Newark, OH 43056
127	Elder-Beerman	Defiance	1500 N. Clinton Street, Defiance, OH 43512
128	Elder-Beerman	Zanesville	3575 Maple Avenue, Zanesville, OH 43701
129	Elder-Beerman	Marion, OH	1475 Marion-Waldo, Marion, OH 43302
130	Elder-Beerman	Chillicothe	1080 N. Bridge Street, Chillicothe, OH 45601
132	Elder-Beerman	Richmond	601 East Main Street, Richmond, IN 47374
133	Elder-Beerman	Lima	2400 Elida Road, Lima, OH 45805
135	Elder-Beerman	Middletown	3459 Town Mall Blvd., Franklin, OH 45005
137	Elder-Beerman	Sandusky	4314 Milan Road, Sandusky, OH 44870

Location
Number	Nameplate	Location/Store Name	Address
138	Younkers	Plover	1780 Plover Road, Plover, WI 54467
140	Boston Store	Kohler	4030 Highway 28, Kohler, WI 53044
141	Bon-Ton	Dubois	300 Commons Drive, DuBois, PA 15801
142	Boston Store	West Bend	1291 W. Paradise Drive, West Bend, WI 53095
143	Elder-Beerman	Coldwater	373 North Willowbrook Rd., Suite Z, Coldwater, MI 49036
144	Elder-Beerman	Alliance	2500 W. State Street, Alliance, OH 44601
147	Elder-Beerman	Wooster	4095 Burbank Road, Wooster, OH 44691
148	Elder-Beerman	Morgantown Mall	9550 Mall Road, Morgantown, WV 26505
149	Bon-Ton	Erie	810 Mill Creek Mall Road, Erie, PA 16565
150	Elder-Beerman	Warsaw	2856 Frontage Road, Warsaw, IN 46580
151	Elder-Beerman	Frankfort	202 Limestone Drive, Frankfort, KY 40601
152	Elder-Beerman	Findlay Village Mall	1800 Tiffin Avenue, Findlay, OH 45840
153	Elder-Beerman	Bowling Green	1234 N. Main Street, Bowling Green, OH 43402
154	Elder-Beerman	Howell	3599 E. Grand River Avenue, Howell, MI 48843
155	Elder-Beerman	Westgate	3311 Secor Road, Toledo, OH 43606
156	Elder-Beerman	Woodville (Store closed 9/2009)	3725 Willston Road, Toledo, OH 43619
158	Elder-Beerman	Adrian	1357 S. Main Street, Adrian, MI 49221
159	Elder-Beerman	Monroe	2121 N. Monroe Street, Monroe, MI 48161
160	Elder-Beerman	Benton Harbor	1800 Pipestone Road, Benton Harbor, MI 49022
161	Elder-Beerman	Midland Mall	6830 Eastman Avenue, Midland, MI 48642
163	Elder-Beerman	Jackson	1826 W. Michigan Avenue, Jackson, MI 49202

Location
Number	Nameplate	Location/Store Name	Address
164	Younkers	Muskegon Furniture Gallery	5159 Harvey Street, Muskegon, MI 49444
165	Elder-Beerman	Beloit	90 Eclipse Center, Beloit, WI 53511
171	Carson Pirie Scott	Dekalb	2550 Sycamore Road, Dekalb, IL 60115
172	Elder-Beerman	Marion, IN	1129 N. Baldwin, Marion, IN 46952
173	Younkers	Muscatine	1903 Park Avenue, Muscatine, IA 52761
174	Elder-Beerman	Anderson	2101 South Scatterfield Road, Anderson, IN 46016
175	Elder-Beerman	Mattoon	700 Broadway Avenue East, Mattoon, IL 61938
177	Elder-Beerman	Danville	2917 N. Vermillion, Danville, IL 61832
178	Elder-Beerman	Jasper	3875 Newton Street, Jasper, IN 47546
179	Elder-Beerman	Honey Creek	3401 South US Hwy 41, Terre Haute, IN 47802
180	Elder-Beerman	Paducah	5105 Hinkleville Road #500, Paducah, KY 42001
181	Elder-Beerman	Columbus	2104 25th Street, Columbus,IN 47201
182	Elder-Beerman	Muncie	3501 N. Granville Avenue, Muncie, IN 47303
184	Elder-Beerman	Kokomo	1540 East Boulevard, Kokomo, IN 46902
185	Elder-Beerman	Elkhart	3701 South Main, Elkhart, IN 46517
186	Younkers	Green Bay Furniture Gallery	201 Bay Park Square, Green Bay, WI 54304
188	Elder-Beerman	Salem Furniture Gallery (to close in December 2009)	5370 Salem Avenue, Dayton, OH 45426
189	Elder-Beerman	South Towne Furniture	2400 State Route 725, Dayton, OH 45459
202	Elder-Beerman	Huntington	Huntington Mall, 500 Mall Rd. #600, Barboursville, WV 25504
203	Elder-Beerman	Clarksburg	2700 Meadowbrook Mall, Bridgeport, WV 26330
204	Elder-Beerman	Parkersburg	600 Grand Central, Parkersburg, WV 26105
205	Elder-Beerman	Ashland	10699 US Route 60, Ashland, KY 41102

Location
Number	Nameplate	Location/Store Name	Address
206	Elder-Beerman	Kanawha	125 Kanawha Mall, Charleston, WV 25387
207	Elder-Beerman	St. Clairsville	67800 Mall Road, St. Clairsville, OH 43950
209	Elder-Beerman	Winfield	200 Liberty Sq. Shopping Center, Hurricane, WV 25526
216	Elder-Beerman	Beckley	32 Raleigh Mall, Beckley, WV 25801
310	Herberger’s	Centre Square	600 W. Saint Germain Street, St. Cloud, MN 56301
311	Herberger’s	Thunderbird Mall	1440 South 12th Avenue, Virginia, MN 55792
312	Herberger’s	Cedar Mall	2900 South Main, Rice Lake, WI 54868
313	Herberger’s	Westridge Mall	2001 West Lincoln Ave, Fergus Falls, MN 56537
314	Herberger’s	Marketplaz Mall	110 North Minnesota Street, New Ulm, MN 56073
315	Herberger’s	Watertown Mall	1300 9th Avenue SE, Watertown, SD 57201
316	Herberger’s	Viking Plaza	3015 Hwy 29 S, Suite 4037, Alexandria, MN 56308
317	Herberger’s	Holiday Village Shopping Center — Havre	1753 Highway 2 NW, Havre, MT 59501
318	Herberger’s	Valley View Mall	4000 State Road 16, LaCrosse, WI 54601
319	Herberger’s	Northbridge Mall	2440 Bridge Avenue, Albert Lea, MN 56007
320	Herberger’s	Moorhead Center Mall	400 Center Avenue, Moorhead, MN 56560
321	Herberger’s	Kirkwood Mall	641 Kirkwood Mall, Bismarck, ND 58504
323	Herberger’s	Westgate Mall/Brainerd	14136 Baxter Drive, Suite 1, Baxter, MN 56425
325	Herberger’s	Rimrock Mall	300 S. 24th Street West, Billings, MT 59102
326	Herberger’s	Quincy Place Shopping Center	1110 Quincy Avenue, Ottumwa, IA 52501
327	Herberger’s	Holiday Village Shopping Center — Great Falls	1200 10th Avenue S, Great Falls, MT 59405

Location
Number	Nameplate	Location/Store Name	Address
328	Herberger’s	Rushmore Mall	2200 North Maple, Rapid City, SD 57701
329	Herberger’s	White Mountain Mall	2445 Foothill Boulevard, Rock Springs, WY 82901
330	Herberger’s	Prairie Hills Mall	1611 3rd Avenue W., Dickinson, ND 58601
331	Herberger’s	Dakota Square	2400 10th Street SW, Minot, ND 58701
332	Herberger’s	Kandi Mall	1605 1st Street South, Willmar, MN 56201
333	Boston Store	Beaver Dam Mall	1645 North Spring Street, Beaver Dam, WI 53916
334	Herberger’s	Sunset Plaza	1700 Market Lane, Norfolk, NE, 68701
335	Herberger’s	Imperial Mall Shopping Center	3001 West 12th, Suite 4, Hastings, NE, 68901
336	Herberger’s	The Mall	1100 South Dewey, North Platte, NE, 69101
338	Herberger’s	Hilltop Mall	4915 2nd Avenue, Kearney, NE, 68847
339	Herberger’s	Monument Mall	2302 Frontage Road, Box 29, Scottsbluff, NE, 69361
340	Herberger’s	Kalispell Center Mall	20 North Main, Kalispell, MT 59901
341	Herberger’s	Blaine	301 Northtown Drive Northeast, Blaine, MN 55434
342	Herberger’s	Stillwater	2001 Washington Avenue, Stillwater, MN 55082
343	Herberger’s	Lakewood Mall	3315 6th Ave SE, Suite 2, Aberdeen, SD 57401
344	Herberger’s	Grand Junction/Mesa Mall	2424 US Hwy 6 & 50, Grand Junction, CO 81505
345	Herberger’s	River Hills Mall	1850 Adams Street, Mankato, MN 56001
348	Herberger’s	Paul Bunyan Mall	1401 Paul Bunyan Drive, Bemidji, MN 56601
349	Herberger’s	Butte Plaza Mall	3100 Harrison Avenue, Suite 5A, Butte, MT 59701

Location
Number	Nameplate	Location/Store Name	Address
351	Herberger’s	Southgate Mall	2901 Brooks Avenue, Missoula, MT 59801
352	Herberger’s	West Acres Shopping Center	3902 13th Avenue S, Fargo, ND 58103
353	Herberger’s	Rosedale Shopping Center	600 Rosedale Shopping Center, Roseville, MN 55113
354	Herberger’s	Midway Marketplace	1400 University Place, St. Paul, MN 55104
355	Herberger’s	Southtown Mall	7831 Southtown Center, Bloomington, MN 55431
357	Herberger’s	Apache Mall	1201 12th Street SW, Rochester, MN 55902
401	Younkers	North Grand Mall	2801 North Grand Mall, Ames, IA 50010
402	Younkers	Southbridge Mall	102 South Delaware, Mason City, IA 50401
403	Younkers	Crossroads Mall	US Hwy 20 & South 29th St, Fort Dodge, IA 50501
404	Younkers	Marshall Town Center	2500 South Center Street, Marshalltown, IA 50158
406	Younkers	Oakview Mall	3201 South 144th Street, Omaha, NE, 68144
407	Younkers	College Square Mall	6301 University Avenue, Cedar Falls, IA 50613
408	Younkers	Crossroads Center	2060 Crossroads Boulevard, Waterloo, IA 50702
409	Younkers	Oak Park Mall	Highway 218 & 18th St. Northwest, Austin, MN 55912
410	Younkers	Merle Hay Mall	3800 Merle Hay Rd, Suite 100, Des Moines, IA 50310
412	Younkers	Coral Ridge Mall	1421 Coral Ridge Avenue, Coralville, IA 52241
413	Younkers	Lindale Mall	4444 1st Avenue NE, Cedar Rapids, IA 52402
414	Younkers	Jordan Creek	101 Jordan Creek Parkway, Suite 6000, West Des Moines, IA 50266
418	Younkers	Kennedy Mall	555 John F. Kennedy Road, Dubuque, IA 52002

Location
Number	Nameplate	Location/Store Name	Address
419	Younkers	Westroads Mall	707 N. 102nd St., Omaha, NE, 68114
421	Younkers	Northpark Mall	320 West Kimberly Road, Davenport, IA 52806
422	Younkers	Southpark Mall	4200 16th Street, Moline, IL 61265
423	Younkers	Southridge Mall	1111 E Army Post Road, Suite 2003, Des Moines, IA 50315
424	Younkers	Empire Mall	3500 Empire Mall, Sioux Falls, SD 57106
428	Younkers	Westdale Mall	2600 Edgewood Road SW, Cedar Rapids, IA 52404
429	Younkers	Southern Hills Mall	4380 Sergeant Road, Sioux City, IA 51106
430	Younkers	Westland Mall	550 South Gear, West Burlington, IA 52655
432	Younkers	Oakwood Mall	4850 Golf Road, Eau Claire, WI 54701
437	Younkers	Valley West Mall	1551 Valley West Drive, West Des Moines, IA 50266
438	Younkers	Lakes Mall	5580 Harvey Street, Muskegon, MI 49444
439	Younkers	Downtown Historic Sturgeon Bay	58 North 3rd Avenue, Sturgeon Bay, WI 54235
440	Younkers	Rivertown Crossings	3668 Rivertown Parkway, Grandville, MI 49418
442	Younkers	Westwood Mall	3050 US Hwy 41 West, Marquette, MI 49855
443	Younkers	Cherryland Center	1776 South Garfield Avenue, Traverse City, MI 49686
445	Younkers	Lansing Mall	5330 West Saginaw Highway, Lansing, MI 48917
447	Younkers	Gateway Mall	6100 O Street, Lincoln, NE, 68505
448	Younkers	Shoppes at Woodridge	503 East Ives Street, Marshfield, WI 54449
449	Younkers	Miller Hill Mall	1600 Miller Trunk Highway, Duluth, MN 55811
451	Younkers	Conestoga Mall	3404 West 13th Street, Grand Island, NE, 68803
454	Younkers	Wausau Mall	300 Forest Street, Wausau, WI 54403

Location
Number	Nameplate	Location/Store Name	Address
456	Younkers	Forest Mall	755 West Johnson Street, Fond Du Lac, WI 54935
457	Younkers	Bay Park Square	101 Bay Park Square, Green Bay, WI 54304
461	Younkers	Edgewater Plaza	700 E Magnolia Street, Manitowoc, WI 54220
462	Younkers	Fox River Mall	4301 W. Wisconsin Avenue, Appleton, WI 54913
463	Younkers	Westshore Mall	12331 James Street, Holland, MI 49424
464	Younkers	Merridian	1982 W. Grand River Avenue, Okemos, MI 48864
465	Younkers	Birchwood Mall	4450 24th Avenue, Fort Gratiot, MI 48059
466	Younkers	Pine Tree Mall	2700 Roosevelt Road, Marinette, WI 54143
467	Younkers	Rapids Mall	555 West Grand Avenue, Wisconsin Rapids, WI 54495
469	Younkers	Mariner Mall	69 North 28th St. East, Superior, WI 54880
470	Boston Store	Harbor Centre	727 North 8th Street, Sheboygan, WI 53081
475	Younkers	Bay City Mall	4131 E. Wilder Road, Bay City, MI 48706
501	Bergner’s	Eastland Mall	1601 Empire Street, Bloomington, IL 61701
502	Bergner’s	Peru Mall	3940 Route 251, Suite 01, Peru, IL 61354
503	Bergner’s	East Court Village	3536 Court Street, Pekin, IL 61554
504	Bergner’s	Marketplace Mall	2000 North Neil Street, Champaign, IL 61820
505	Bergner’s	Sandburg Mall	1150 West Carl Sandburg Drive, Galesburg, IL 61401
506	Bergner’s	Sheridan Village	4125 North Sheridan Road, Peoria, IL 61614
507	Bergner’s	Quincy Mall	3347 Broadway, Quincy, IL 62301
508	Bergner’s	Hickory Point Mall	1005 Hickory Point Mall, Forsyth, IL 62535

Location
Number	Nameplate	Location/Store Name	Address
510	Boston Store	Janesville Mall	2500 Milton Avenue, Janesville, WI 53545
511	Bergner’s	Northland Mall	2900 East Lincolnway, Sterling, IL 61081
512	Bergner’s	Cherryvale Mall	7200 Harrison Avenue, Rockford, IL 61112
513	Bergner’s	Machesney Mall	8790 North 2nd Street, Machesney Park, IL 61115
514	Carson Pirie Scott	Northgate Shopping Center	970 North Lake Street, Aurora, IL 60506
515	Carson Pirie Scott	Joliet	3340 Mall Loop Drive, Joliet, IL 60435
516	Carson Pirie Scott	Spring Hill Mall	4000 Spring Hill Mall, Dundee, IL 60118
517	Carson Pirie Scott	Randhurst Mall	999 North Elmhurst Road, Mount Prospect, IL 60056
518	Bergner’s	White Oaks Mall	2501 West Wabash, Springfield, IL 62704
519	Boston Store	Grand Avenue Mall	331 West Wisconsin Avenue, Milwaukee, WI 53203
520	Boston Store	Bay Shore Mall	5800 N. Port Washington Road, Milwaukee, WI 53217
521	Boston Store	Regency Mall	5500 Durand Avenue, Racine, WI 53406
522	Boston Store	Brookfield Square	15875 West Bluemound Road, Brookfield, WI 53005
523	Boston Store	Southridge Mall	5300 South 76th Street, Greendale, WI 53129
526	Boston Store	East Towne Mall	53 East Towne Mall, Madison, WI 53704
527	Boston Store	Mayfair Mall	2400 North Mayfair Road, Milwaukee, WI 53226
528	Boston Store	West Towne Mall	36 West Towne Mall, Madison, WI 53719
529	Boston Store	Brookfield Furniture Gallery	18615 West Bluemound Road, Brookfield, WI 53045
530	Carson Pirie Scott	Evergreen Mall	9700 South Western Avenue, Evergreen Park, IL 60805

Location
Number	Nameplate	Location/Store Name	Address
531	Carson Pirie Scott	Yorktown Mall	230 Yorktown Road, Lombard, IL 60148
532	Carson Pirie Scott	Woodmar Mall	6600 Indianapolis Boulevard, Hammond, IN 46320
533	Carson Pirie Scott	Eden’s Plaza	3200 Lake Avenue, Wilmette, IL 60091
535	Carson Pirie Scott	Stratford Square	4 Stratford Square, Bloomingdale, IL 60108
536	Carson Pirie Scott	Gateway Mall	120 South Riverside Plaza, Chicago, IL 60606
538	Carson Pirie Scott	Chicago Ridge Mall	9800 South Ridgeland Avenue, Chicago Ridge, IL 60415
539	Carson Pirie Scott	Harlem-Irving Mall	4200 N. Harlem Avenue, Norridge, IL 60706
540	Carson Pirie Scott	Lincoln Mall	300 Lincoln Mall, Matteson, IL 60443
541	Carson Pirie Scott	North Riverside Park Mall	7505 West Cermak Road, North Riverside, IL 60546
542	Carson Pirie Scott	Westfield Shoppingtown/Southlake	1995 Southlake Mall, Merrillville, IN 46410
543	Carson Pirie Scott	Orland Square	4 Orland Square, Orland Park, IL 60462
544	Carson Pirie Scott	River Oaks Mall	146 River Oaks Drive, Calumet City, IL 60409
546	Carson Pirie Scott	Yorktown Furniture	2 Yorktown Mall, Lombard, IL 60148
547	Carson Pirie Scott	Eden Furniture Gallery	3232 Lake Avenue, Ste 330, Wilmette, IL 60091
548	Carson Pirie Scott	Schaumburg Furniture Gallery	830 East Golf Road, Schaumburg, IL 60173
549	Carson Pirie Scott	Marquette Mall	305 West US Hwy 20, Michigan City, IN 46360
550	Carson Pirie Scott	Westfield Shoppingtown/Hawthorn	3 Hawthorne Center, Vernon Hills, IL 60061
551	Carson Pirie Scott	Ford City Mall	7601 South Cicero Avenue, Chicago, IL 60652
552	Carson Pirie Scott	Lincolnwood Town Center	3333 West Touhy, Lincolnwood, IL 60712

Location
Number	Nameplate	Location/Store Name	Address
553	Carson Pirie Scott	Northfield Square Mall	1602 North State Rt. 50, Bourbonnais, IL 60914
554	Carson Pirie Scott	Charlestowne Mall	3850 East Main Street, St. Charles, IL 60174
555	Carson Pirie Scott	Hawthorn Furniture Gallery	480 Ring Drive, Vernon Hills, IL 60061
556	Carson Pirie Scott	Fox Valley Mall	3 Fox Valley Center, Aurora, IL 60504
560	Carson Pirie Scott	Fox Valley Furniture Gallery	404 South Route 59, Suite 128, Naperville, IL 60540
561	Carson Pirie Scott	Orland Square Furniture Gallery	66 Orland Square, Orland Park, IL 60462
562	Carson Pirie Scott	Streets of Woodfield	601 North Martingale Road, Schaumburg, IL 60173
563	Bergner’s	The Shoppes at Grand Prairie	5203 West War Memorial Drive, Peoria, IL 61615
564	Carson Pirie Scott	Circle Centre	1 West Washington Street, Indianapolis, IN 46204
571	Parisian	Laurel Park Place	17625 Newburgh Road, Livonia, MI 48152
572	Parisian	Meadowbrook Village	400 North Adams Road, Rochester Hills, MI 48309
573	Parisian	Partridge Creek	17480 Hall Road, Clinton, MI 48038
579	Carson Pirie Scott	Naperville Furniture Clearance Center	1835 Jefferson Avenue, Naperville, IL 60540
972	N/A	Huntington	925-939 Third Avenue, Huntington, WV 25701

Schedule 9.1.4
Names and Capital Structure

			Authorized	Number and/or	Holders
			Equity	% of Issued	of Equity
Issuer	Jurisdiction	Securities	Interests	Securities	Interests
Carson Pirie Scott II, Inc.	Mississippi	Common Stock	30,000,000 shares	153,818 shares	The Bon-Ton Department Stores, Inc.
McRIL, LLC	Virginia	Limited Liability Company Interests	N/A	100%	Carson Pirie Scott II, Inc.
Bon-Ton Distribution, Inc.	Illinois	Common Stock	100,000 shares	1,000 shares	Carson Pirie Scott II, Inc.
The Bon-Ton Department Stores, Inc.	Pennsylvania	Common Stock	40,000,000 shares	10 shares	The Bon-Ton Stores, Inc.
		Class A Common Stock	20,000,000 shares	0 shares	N/A
		Preferred Stock	5,000,000 shares	0 shares	N/A
The Bon-Ton Giftco, Inc.	Florida	Common Stock	100 shares	10 shares	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties — Eastview GP, Inc.	New York	Common Stock	1,000 shares	10 shares	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties — Eastview, L.P.	Delaware	Limited Partnership Interests	N/A	99%	The Bon-Ton Department Stores, Inc.
		Limited Partnership Interest and General Partner	N/A	1%	The Bon-Ton Properties - Eastview GP, Inc.
The Bon-Ton Properties — Greece Ridge GP, Inc.	New York	Common Stock	1,000 shares	10 Shares	The Bon-Ton Department Stores, Inc.

			Authorized	Number and/or	Holders
			Equity	% of Issued	of Equity
Issuer	Jurisdiction	Securities	Interests	Securities	Interests
The Bon-Ton Properties — Greece Ridge, L.P.	Delaware	Limited Partnership Interest	N/A	99%	The Bon-Ton Department Stores, Inc.
		Limited partnership Interest and General Partner	N/A	1%	The Bon-Ton Properties — Greece Ridge GP, Inc.
The Bon-Ton Properties — Marketplace GP, Inc.	New York	Common Stock	1,000 shares	10 Shares	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties — Marketplace, L.P.	Delaware	Limited Partnership Interests	N/A	99%	The Bon-Ton Department Stores, Inc.
		Limited Partnership Interest and General Partner	N/A	1%	The Bon-Ton Properties - Marketplace GP, Inc.
The Bon-Ton Stores of Lancaster, Inc.	Pennsylvania	Common Stock	1,000 shares	1,000 shares	The Bon-Ton Department Stores, Inc.
The Bon-Ton Trade, LLC	Delaware	Limited Liability Company Interests	N/A	100%	The Bon-Ton Department Stores, Inc.
The Elder-Beerman Stores Corp.	Ohio	Common Stock	1,000 shares	1,000 shares	The Bon-Ton Department Stores, Inc.
Bonstores Holdings One, LLC	Delaware	Limited Liability Company Interests	N/A	100%	The Bon-Ton Department Stores, Inc.

			Authorized	Number and/or	Holders
			Equity	% of Issued	of Equity
Issuer	Jurisdiction	Securities	Interests	Securities	Interests
Bonstores Holdings Two, LLC	Delaware	Limited Liability Company Interests	N/A	100%	The Bon-Ton Department Stores, Inc.
Bonstores Realty One, LLC	Delaware	Limited Liability Company Interests	N/A	100%	Bonstores Holdings One, LLC
Bonstores Realty Two, LLC	Delaware	Limited Liability Company Interests	N/A	100%	Bonstores Holdings Two, LLC

Schedule 9.1.5
Former Corporate Names and Trade Names:
Former Corporate Names:

Legal Name	Type of		Termination	Surviving
of Entity	Organization	Jurisdiction	Date	Entity
BTRGP, Inc.	C-Corporation	Pennsylvania	1/28/2006	The Bon-Ton Department Stores, Inc.
The Bee-Gee Shoe Corp.	C-Corporation	Ohio	1/28/2006	The Elder-Beerman Stores Corp.
The Bon-Ton Corp.	C-Corporation	Delaware	4/1/2006	The Bon-Ton Stores, Inc.
The Bon-Ton Operations, Inc.	C-Corporation	Pennsylvania	08/28/2005	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties — Irondequoit G.P., Inc.	C-Corporation	New York	12/31/2007	The Bon-Ton Department Stores, Inc.
The Bon-Ton Properties — Irondequoit, L.P.	Limited Partnership	Delaware	12/31/2007	None
The Bon-Ton Receivables Partnership, L.P.	Limited Partnership	Pennsylvania	1/28/2006	The Bon-Ton Department Stores, Inc.
The Bon-Ton Trade Corp.	C-Corporation	Delaware	4/1/2006	The Bon-Ton Trade, LLC
Capital City Commons Realty, Inc.	C-Corporation	Pennsylvania	2/3/2007	The Bon-Ton Department Stores, Inc.
Carson Pirie Holdings, Inc.	C-Corporation	Delaware	3/4/2006	Parisian, Inc.
CP Holdings Virginia, LLC	Limited Liability Company	Virginia	3/4/2006	Carson Pirie Holdings, Inc.
Carson Pirie Scott, LLC	Limited Liability Company	Alabama	12/31/2007	The Bon-Ton Department Stores, Inc.
Carson Pirie Scott, Inc.	C-Corporation	Alabama	10/28/2006	Carson Pirie Scott, LLC
CROP Reinsurance, LTD.	Non-USA Corporation	Turks & Caicos Islands, British West Indies	1/28/2006	None
The El-Bee Chargit Corp.	C-Corporation	Ohio	1/28/2006	The Elder-Beerman Stores Corp.

Legal Name	Type of		Termination	Surviving
of Entity	Organization	Jurisdiction	Date	Entity
The El-Bee Receivables Corporation	C-Corporation	Delaware	1/28/2006	The Elder-Beerman Stores Corp.
Elder-Beerman Holdings, Inc.	C-Corporation	Ohio	12/31/2007	The Elder-Beerman Stores Corp.
Elder-Beerman Indiana, L.P.	Limited Partnership	Indiana	1/28/2006	The Elder-Beerman Stores Corp.
Elder-Beerman Operations, LLC	Limited Liability Company	Ohio	12/31/2007	The Elder-Beerman Stores Corp.
Elder-Beerman West Virginia, Inc.	C-Corporation	West Virginia	12/31/2008	The Elder-Beerman Stores Corp.
Herberger’s Department Stores, LLC	Limited Liability Company	Minnesota	12/31/2007	The Bon-Ton Department Stores, Inc.
McRae’s, Inc.	C-Corporation	Mississippi	3/6/2006	Carson Pirie Scott II, Inc.
Parisian, Inc.	C-Corporation	Alabama	3/6/2006	Carson Pirie Scott, Inc.
Parisian Virginia, LLC	Limited Liability Company	Virginia	3/4/2006	Parisian, Inc.
PMIN General Partnership	General Partnership	Virginia	3/4/2006	Parisian, Inc.
Saks Distribution Centers, Inc.	C-Corporation	Illinois	3/6/2006	Bon-Ton Distribution, Inc.
Acquisitions
Elder-Beerman: Effective October 24, 2003, pursuant to the Agreement and Plan of Merger dated as of September 15, 2003, among The Bon-Ton Stores, Inc. (“Parent”), The Elder-Beerman Stores Corp. (''Elder-Beerman’’) and Elder Acquisition Corp., an indirect wholly owned subsidiary of Parent (''Merger Sub’’), Merger Sub was merged with and into Elder-Beerman with Elder-Beerman continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent (the ''Merger’’). At the time of the Merger, Elder-Beerman had seven direct and indirect subsidiaries: The Bee-Gee Shoe Corp., The El-Bee Chargit Corp., The El-Bee Receivables Corp, Elder-Beerman West Virginia, Inc., Elder Beerman Holdings, Inc., Elder-Beerman Indiana, L.P. and Elder-Beerman Operations, LLC.
NDSG: Effective March 5, 2006, pursuant to a Purchase Agreement dated as of October 29, 2005, The Bon-Ton Stores, Inc. entered into a Purchase Agreement (as amended, the “Purchase Agreement”) with Saks Incorporated (“Saks”) pursuant to which Bon-Ton purchased all of the outstanding equity securities of two subsidiaries of Saks: Herberger’s Department Stores, LLC and Parisian, Inc. and acquired, as subsidiaries of Parisian, Inc., McRae’s, Inc., Saks Distribution Center, Inc. and McRIL, LLC.

Parisian: Effective October 31, 2006, pursuant to an Asset Purchase Agreement dated October 25, 2006 between The Bon-Ton Stores, Inc. (“Parent”) and Belk, Inc., which was assigned by Parent to The Bon-Ton Department Stores, Inc., The Bon-Ton Department Stores, Inc. acquired four Parisian department stores and the rights for the construction of a fifth Parisian store.
Trade Names:

Entity	Trade Names Used
The Bon-Ton Department Stores, Inc.	Bon-Ton; Capital City Commons; Carson Pirie Scott; Elder-Beerman; Herberger’s; Parisian; Younkers
Bon-Ton Distribution, Inc.	Carson Pirie Scott Furniture Clearance Center
The Bon-Ton Giftco, Inc.	Bon-Ton
The Bon-Ton Stores of Lancaster, Inc.	Bon-Ton
Carson Pirie Scott II, Inc.	Bon-Ton; Boston Store; Herberger’s; Younkers
The Elder-Beerman Stores Corp.	Bon-Ton; Elder-Beerman; Younkers
McRIL, LLC	Bergner’s; Carson Pirie Scott; Carson Pirie Scott Furniture Gallery; Younkers

Schedule 9.1.12
Intellectual Property
Trademarks
Owner: The Bon-Ton Trade, LLC

	Registration/Serial	Registration
Trademark Name	Number	Date/Filing Date
AUTHENTIC U	77,364,016	1/4/2008
AUTHENTIC U AUTHENTIC UNIVERSITY GRADE A GOODS (DESIGN)	3,515,296	10/14/2008
BOSTON STORE	Wisconsin 6,482	8/3/1988
BOSTON STORE	3,666,012	8/11/2009
BT JEWELED	77,814,203	8/27/2009
CUDDLE BEAR	2,001,829	9/17/1996
EBRIDE	2,789,053	12/02/2003
EXERTEK	3,528,518	11/4/2008
FLURRYVILLE COLLECTION	3,672,167	8/25/2009
GAME DAY COLLECTION (Sub-brand under CONSENSUS)	3,684,153	9/15/2009
GIVE * JOY (Design)	3,584,404	3/3/2009
GIVE JOY	3,584,389	3/3/2009
JENNY BUCHANAN	2,335,651	3/28/2000
JENNY BUCHANAN	2,015,874	11/12/1996
JENNY BUCHANAN	2,015,870	11/12/1996
JENNY BUCHANAN	2,006,731	10/8/1996
JUST CHILL	3,620,462	5/12/2009
LIVING GREEN	77,648,515	1/13/2009
LIVING GREEN	77,636,919	12/19/2008
MADISON & MAX	2,856,632	6/22/2004
ONE PHILOSOPHY	77,422,306	3/14/2008
RAMPED UP	77,842,383	10/6/2009
RU RAMPED UP (and design)	77,848,597	10/14/2009
SUSQUEHANNA TRAIL OUTFITTERS	1,397,712	6/17/1986
SUSQUEHANNA TRAIL OUTFITTERS	3,217,597	3/13/2007
THE BON-TON	1,680,687	3/24/1992
THE BON-TON (design)	1,661,242	10/15/1991

Owner: The Bon-Ton Trade Corp.

	Registration/Serial	Registration
Trademark Name	Number	Date/Filing Date
SMART LOOK, SMART PRICES	2,905,339	11/23/2004
Owner: Carson Pirie Scott II, Inc.

	Registration/Serial	Registration
Trademark Name	Number	Date/Filing Date
BRECKENRIDGE	966,580	8/21/1973
BRECKENRIDGE	3,022,152	11/29/2005
BRECKENRIDGE (Canada)	TMA230293	9/15/1978; Assigned to Saks 10/16/03. Assigned to CPS II, Inc.
CARSON PIRIE SCOTT	1,143,734	12/16/1980
CARSONS	1,395,289	5/27/1986
CELEBRATION WEDDING & GIFT REGISTRY	2,646,804	11/5/2002
CELEBRATIONS REGISTRY FOR VERY SPECIAL OCCASIONS	3,628,605	5/26/2009
CELEBRATIONS REGISTRY FOR VERY SPECIAL OCCASIONS	3,632,950	6/2/2009
CEZANI	3,423,603	5/6/2008
CEZANI	1,869,666	12/27/1994
CHANTEUSE	3,069,447	3/14/2006
CHARGE AGAINST BREAST CANCER	2,412,363	12/12/2000
COME TO THE RIGHT PLACE	2,021,357	12/3/1996
CONSENSUS	2,363,348	6/27/2000
CONSENSUS GOLF LOGO	2,852,867	6/15/2004
FLURRYVILLE COLLECTION	2,772,645	10/7/2003
HERBERGER’S	2,278,878	9/21/1999
INTIMATE ESSENTIALS	3,483,180	8/12/2008
KENNETH ROBERTS	77,836,970	9/29/2009
KENNETH ROBERTS PLATINUM	3,436,925	5/27/2008
LITTLE MISS ATTITUDE	3709384	11/10/2009
LIVING QUARTERS	2,385,966	9/12/2000

	Registration/Serial	Registration
Trademark Name	Number	Date/Filing Date
LIVING QUARTERS	2,493,154	9/25/2001
LIVING QUARTERS (Canada)	Reg. No. 688504	5/29/2007
MISS ATTITUDE	77,630,455	12/10/2008
MISS ATTITUDE	3,002,529	9/27/2005
MISS ATTITUDE	3,528,399	11/4/2008
MISS ATTITUDE	2,934,265	3/15/2005
MISS ATTITUDE	2,934,263	3/15/2005
MISS ATTITUDE	3,046,737	1/17/2006; Amended 8/14/07.
MISS ATTITUDE	2,933,999	3/15/2005
MISS ATTITUDE	2,934,000	3/15/2005
MISS ATTITUDE	2,968,804	7/12/2005
NORTHERN LODGE	3,485,550	8/12/2008
NORTHERN LODGE	3,569,648	2/3/2009
PAINT THE TOWN	2,958,408	5/31/2005
PARADISE COLLECTION	3,292,860	9/18/2007
PARADISE COLLECTION Palm Tree Design	3,347,154	12/4/2007
PURSUITS, LTD	2,589,337	7/2/2002
RELATIVITY	2,813,306	2/10/2004
RELATIVITY	2,384,258	9/5/2000
(RELATIVITY)	2,635,572	10/15/2002
STUDIO WORKS	3,570,064	2/3/2009
STUDIO WORKS	2,407,600	11/28/2000
TECH TREK	3,127,728	8/8/2006
TRIP READY	3,587,976	3/10/2009
URIT	2,450,127	5/8/2001
YOUNKERS (Stylized)	1,795,407	9/28/1993
(RELATIVITY) DESIGN LAB	2,765,740	09/16/2003
RBM COLLECTION	2,322,844	02/29/2000

Owner: The Elder-Beerman Stores Corp.

	Registration/Serial	Registration
Trademark Name	Number	Date/Filing Date
AFFINITY	1,645,326	5/21/01
DANIELLE MARTIN (and design)	1,798,768	10/12/1993
EB KIDS PLACE	1,573,311	12/26/1989
Elder-Beerman (Stylized)	1,332,638	4/23/1985
Owner: McRIL, LLC

	Registration/Serial	Registration Date/Filing
Trademark Name	Number	Date
BERGNER’S	Illinois 095011	10/17/2005
BERGNER’S & Design	Illinois 095012	10/17/2005

Copyrights
Owner: The Bon-Ton Department Stores, Inc.

Copyright	Copyright No.	Registration Date
Doing a good business: 100 years at the Bon-Ton	TX4880277	10/28/98
Owner: The Elder-Beerman Stores Corp. (currently owned by Elder-Beerman Stores Corporation)

Copyright	Copyright No.	Registration Date
Elder-Beerman Stores Corporation: A Tradition of Success.	TX 1896055	7/1/86
Owner: Carson Pirie Scott II, Inc. (currently owned by McRae’s, Inc.)

Copyright	Copyright No.	Registration Date
A Tale from Flurryville: The Berg’s Big Surprise/written and illustrated by Todd Lamerton	TX5900922	1/13/04
Wow! What a Cow: A Tale from Funky Farm/written and illustrated by Todd Lamerton	TX5744198	4/29/03
A Tale from Flurryville: Arctic Bart Finds His Happy Heart/written and illustrated by Todd Lamerton	TX5638101	11/19/02
Holiday celebrations with recipes from Younkers	TX5658257	12/27/02
Owner: The Bon-Ton Stores, Inc.

Copyright	Copyright No.	Registration Date
Baxter shares his bear	TX6497902	1/9/07

Owner: Carson Pirie Scott, Inc. (merged into The Bon-Ton Department Stores, Inc.)

Copyright	Copyright No.	Registration Date
Parisian celebrating a century of service (currently owned by Parisian, Inc.)	TX2217381	1/21/88
Presentation—a manual of standards and guidelines (currently owned by Parisian, Inc.)	TX3196448	11/21/91
Riverchase Galleria, Parisian grand opening (currently owned by Giancarlo Imiglia)	VA239074	9/5/86
Made in Wisconsin (currently owned by Boston Store)	VA81949	2/23/81
Cratchits’ Christmas dinner* (currently owned by Joanna Strauss)	VA00006480	6/8/78

*	This copyright was registered under “Carson Pirie Scott” instead of Carson Pirie Scott, Inc.”

Schedule 9.1.15
Environmental Matters
None.

Schedule 9.1.16
Restrictive Agreements
1.	Mortgage and Security Agreement between The Bon-Ton Properties — Eastview, L.P. and CS First Boston Mortgage Capital Corp (since transferred to Wachovia Bank, N.A.) dated as of May 17, 1996, as amended from time to time.

2.	Mortgage and Security Agreement between The Bon-Ton Properties — Greece Ridge, L.P. and CS First Boston Mortgage Capital Corp (since transferred to Wachovia Bank, N.A.) dated as of May 17, 1996, as amended from time to time.

3.	Mortgage and Security Agreement between The Bon-Ton Properties — Market Place, L.P. and CS First Boston Mortgage Capital Corp (since transferred to Wachovia Bank, N.A.) dated as of May 17, 1996, as amended from time to time.

4.	Commercial Industrial Revolving Loan Agreement between the City of Scranton and The Bon-Ton Department Stores, Inc. dated as of July 5, 2000.

5.	Senior Notes of The Bon-Ton Department Stores, Inc. due 2014.

6.	Loan and Security Agreement, dated as of March 6, 2006, as amended by Amendment No.1 dated as of November 20, 2007 and as further amended by Amendment No. 2 dated as of November ___, 2009, by and among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Bon-Ton”), The Elder-Beerman Stores Corp., an Ohio corporation (“Elder-Beerman” and together with Bon-Ton, the “Borrowers”), certain subsidiaries of the Borrowers party thereto as obligors, the lenders named therein, and Bank of America, N.A., as agent for the Lenders.

7.	Loan Agreement between Bank of America, N.A. and Bonstores Realty One, LLC dated as of March 6, 2006.

8.	Loan Agreement between Bank of America, N.A. and Bonstores Realty Two, LLC dated as of March 6, 2006.

9.	Capital lease agreements detailed on Schedule 10.2.1 (#4a – #4c) for store numbers 531, 535, 540, 541, 542 and 543.

10.	Capital lease agreements with Cisco Systems Capital Corporation and Verizon Credit Inc. detailed on Schedule 10.2.1 (#4d - #4e) for electronic equipment.

Schedule 9.1.17
Litigation
None.

Schedule 9.1.22
Labor Contracts
Collective Bargaining Agreements
1.	Agreement, dated as of May 1, 2005, by and between Carson Pirie Scott d/b/a Boston Store and Local 86 UNITE HERE (Union of Needletrades, Industry, Textiles Employees).

2.	Agreement, dated as of May 1, 2004, by and between Carson Pirie Scott & Co. and Local 134 of the International Brotherhood of Electrical Workers, AFL-CIO.

3.	Agreement, dated as of June 8, 2003, by and between Local Union No. 147, affiliated with the International Brotherhood of Teamsters, and Saks Incorporated.

4.	Terms of Agreement, ratified by union members on October 3, 2005, by and between Carson Pirie Scott & Co., and International Union of Operating Engineers, Local Union No. 399, affiliated with the AFL-CIO.

5.	Agreement, dated May 1, 2004, by and between Saks Incorporated and the Heartland Regional Counsel of Carpenters, Local Union No. 106, United Brotherhood of Carpenters & Joiners of America.

6.	Agreement, dated January 1, 2002, between Saks Incorporated and Des Moines, Iowa Local Union #347 of the International Brotherhood of Electrical Workers, affiliates of the AFL-CIO, CLC.

7.	Agreement, dated May 1, 1998, by and between Painters Local Union No. 246, affiliated with the Brotherhood of Painters and Allied Trades and Younkers.

8.	Milwaukee Inside Wiremen Agreement, effective June 1, 1994, by and between the Electrical Contractors Association Milwaukee Chapter, N.E.C.A., Inc. and Local Union 494, I.B.E.W.

9.	Agreement, dated as of June 1, 1984, between Milwaukee Boston Store Company and Electrical Workers Local Union 494, I.B.E.W., AFL-CIO, of Milwaukee, Wisconsin.
Note: For Agreements (2) thru (9) listed above, there is no bargaining unit because the facilities to which they relate have been closed. It is the intent of the Company to terminate these agreements that have no active members.
Material Consulting Agreements
The Bon-Ton Stores, Inc. and/or The Bon-Ton Department Stores, Inc. has entered into the following consulting agreements, which may be regarded as material:

1.	Letter Agreement with Henry Doneger Associates, Inc.

2.	Letter Agreement with Directives West Consultants to Retail.

3.	Letter Agreement with Michael Gleim.

4.	Letter Agreement with Lazard Frères & Company, LLC.

5.	Letter Agreement with Mercer Health & Benefits, LLC.

6.	Letter Agreement with Kurt Salmon Associates.

Schedule 10.2.1
Existing Debt
1.	Loan and Security Agreement, dated as of March 6, 2006, as amended by Amendment No.1 dated as of November 20, 2007 and as further amended by Amendment No. 2 dated as of November ___, 2009, by and among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Bon-Ton”), The Elder-Beerman Stores Corp., an Ohio corporation (“Elder-Beerman” and together with Bon-Ton, the “Borrowers”), certain subsidiaries of the Borrowers party thereto as obligors, the lenders named therein, and Bank of America, N.A., as agent for the Lenders.

2.	Mortgage Note Facility: On May 17, 1996, Bon-Ton entered into agreements with regard to twenty-year mortgage notes in an aggregate principal amount of $23.4 million secured by its four stores in Rochester, New York (store numbers 96, 97, 98 and 99). The Irondequoit property (store number 98) was sold on April 2, 2007, and the related mortgage note in the principal amount of $3.5 million was paid in full. The mortgage notes on the remaining three stores have principal payable in varying monthly installments through June 2016 and interest payable monthly at 9.62%. The mortgages are secured by land and buildings. As of October 31, 2009, there remained an aggregate amount of $10.0 million of mortgage notes outstanding.

3.	Scranton Loan: On July 5, 2000, The Bon-Ton Department Stores, Inc. entered into a $1.0 million commercial industrial revolving loan agreement with the City of Scranton for improvements to its store in Scranton, PA (store number 41, The Mall@Steamtown). Interest is payable monthly at a rate of 5% through January, 2011, when the entire principal balance is also due to be repaid.

4.	Capital Leases:
a.	For store numbers 531, 540, 541 and 543, McRIL, LLC is a tenant under lease agreements originally between Chicago Title & Trust Company, Six Anchors Limited Partnership, and CPS Realty Partnership. The current landlords are C.R. Center, L.P. for store number 531, WEC 98C-5 LLC for store number 540, WEC 98C-4 LLC for store number 541 and WEC 98C-2 LLC for store number 543. The terms of all four leases are 10/31/1985 thru 01/31/2024 with five 5-year optional extensions and an option to purchase.

b.	For store number 535, Carson Pirie Scott II, Inc. is a tenant under lease agreements originally between Chicago Title & Trust Company, Six Anchors Limited Partnership, and CPS Realty Partnership. WEC 98C-3, LLC is the current landlord. The term of the lease is 10/31/1985 thru 01/31/2024 with five 5-year optional extensions and an option to purchase.

c.	For store number 542, The Bon-Ton Department Stores, Inc. is a tenant under a lease agreement originally between Lake County Trust Company, as Trustee, and CPS Realty Partnership. WEC 98C-6 LLC is the current landlord. The term of the lease is 10/31/1985 thru 01/31/2024 with five 5-year optional extensions and an option to purchase.
The six capital lease agreements listed above had a $65.5 million principal balance outstanding as of October 31, 2009.

d.	Master Lease agreement between The Bon-Ton Department Stores, Inc. and Verizon Credit Inc. Schedule I is for electronic equipment used to upgrade the point-of-sale system in former NDSG stores. The Schedule I lease period commenced April 14, 2009 and has a term of 36 months. As of October 31, 2009, the Schedule I lease had a principal balance outstanding of $3.8 million. Schedule II is for electronic equipment used to upgrade the Company’s communications systems. It has a term of 36 months which commenced on October 27, 2009. As of October 31, 2009, the Schedule II lease had a principal balance outstanding of $1.9 million.

e.	Lease agreement between The Bon-Ton Department Stores, Inc. and Cisco Systems Capital Corporation for electronic equipment used to upgrade the communications system in the Elder-Beerman stores. The lease commenced January 27, 2009 and has a term of 36 months. As of October 31, 2009, the lease had a principal balance outstanding of $0.5 million.

Schedule 10.2.2
Existing Liens
1.	Mortgages pursuant to the Mortgage Loan Debt on the twenty-three retail store locations and one distribution facility owned by either Bonstores Realty One, LLC or Bonstores Realty Two, LLC.

2.	Other Mortgages:

			Outstanding
			Principal Balance
		Entity Subject	As of 10/31/09
Mortgage Holder	Location	to the Mortgage	($000s)
Wachovia	Marketplace Mall, N.Y.	The Bon-Ton Properties-Marketplace, L.P.	$2,422
Wachovia	Eastview Mall, N.Y.	The Bon-Ton Properties-Eastview, L.P.	$3,590
Wachovia	Greece Ridge Mall, N.Y.	The Bon-Ton Properties-Greece Ridge, L.P.	$3,952
City of Scranton	Mall at Steamtown, P.A.	The Bon-Ton Department Stores, Inc.	$1,000
3.	Liens on six locations (store numbers 531, 535, 540, 541, 542, and 543) held as capital leases in favor of the following: C.R. Center, L.P., WEC 98C-2 LLC, WEC 98C-3 LLC, WEC 98C-4 LLC, WEC 98C-5 LLC, and WEC 98C-6 LLC. See #4 on Schedule 10.2.1 for additional information.

4.	Lien in favor of The Housing and Redevelopment Authority of the City of Saint Paul, Minnesota on the Real Property located at 1400 University Place, St. Paul, Minnesota 55104.

5.	Security interests in certain electronic equipment in favor of Verizon Credit, Inc. (see #4d on Schedule 10.2.1) and Cisco Systems Capital Corporation (see #4e on Schedule 10.2.1).
These security interests cover the proceeds of the property as well as the property itself.

Schedule 10.2.2(c)
Existing Tax Liens

Debtor	Jurisdiction	Secured	File Date	File Type	File #	Description
THE ELDER-BEERMAN STORES CORP.	OH — MONTGOMERY COUNTY OF COMMON PLEAS	State of Ohio	8/26/2005	State Tax Lien Search	U/L-05-085928	$1,536.11
THE ELDER-BEERMAN STORES CORP.	OH — MONTGOMERY COUNTY OF COMMON PLEAS	State of Ohio	4/11/2006	State Tax Lien Search	U/L-06-031871	$1,326.73
THE ELDER-BEERMAN STORES CORP.	OH — MONTGOMERY COUNTY OF COMMON PLEAS	State of Ohio	6/16/2006	State Tax Lien Search	U/L-06-054910	$213.94
THE ELDER-BEERMAN STORES CORP.	OH — MUSKINGUM COUNTY COURT OF COMMON PLEAS	State of Ohio	1/5/1996	State Tax Lien Search	2/27	$37,177.21

Schedule 10.2.17
Existing Affiliate Transactions
1.	The Bon-Ton Department Stores, Inc. (“Bon-Ton”) leases its Oil City, Pennsylvania store from Nancy T. Grumbacher, Trustee of the 2002 Indenture of Trust of M. Thomas Grumbacher, pursuant to a lease entered into on January 1, 1981. The rental payments under this lease were $223,500 during fiscal 2008 and $167,625 during the 39 weeks ended October 31, 2009. The Oil City lease terminates on July 31, 2011, and Bon-Ton has four five-year renewal options. Ms. Grumbacher is the wife of Tim Grumbacher, Bon-Ton’s Executive Chairman of the Board.

2.	Michael L. Gleim, a non-employee director, provides services as a consultant to the Board of Directors and senior management of The Bon-Ton Department Stores, Inc. (“Bon-Ton”) and serves as chair of Bon-Ton’s retirement plan committee. On March 17, 2009, the Human Resources and Compensation Committee of the Board of Directors approved the continuation of this consulting arrangement. For his services, Bon-Ton pays Mr. Gleim an annual fee of $150,000, payable in equal monthly installments. The term of this continued consulting arrangement is January 1, 2009 through December 31, 2009. In addition, Mr. Gleim receives a $50,000 annual payment as a supplemental executive retirement plan benefit from Bon-Ton pursuant to the terms of an employment agreement with Mr. Gleim with respect to his employment as Vice Chairman of Bon-Ton from 1995 to 2002.

3.	Employment Agreements:

The Bon-Ton Stores, Inc. has entered into the following employment agreements:
a.	Employment Agreement with Byron L. Bergren.

b.	Employment Agreement with Anthony Buccina.

c.	Employment Agreement with Stephen Byers.
4.	The Bon-Ton Stores, Inc. entered into an Executive Transition Agreement with Tim Grumbacher.

5.	The Bon-Ton Stores, Inc. has entered into a Supplemental Executive Retirement Plan dated February 3, 2001 as well as various severance plans with certain executives.

6.	The Bon-Ton Stores, Inc. has entered into a Registration Rights Agreement dated October 31, 2003 with Tim Grumbacher.

7.	1991 Shareholders’ Agreement by and among The Bon-Ton Stores, Inc., M. Thomas Grumbacher and certain restricted shareholders named therein.

EXHIBIT A
to
Second Lien Loan and Security Agreement
TERM NOTE

, 20	$	New York, New York

     THE BON-TON DEPARTMENT STORES, INC., a Pennsylvania corporation (“Bon-Ton”) and THE ELDER-BEERMAN STORES CORP., an Ohio corporation (“Elder-Beerman” and together with Bon-Ton, collectively, the “Borrowers”), for value received, hereby unconditionally promise to pay, on a joint and several basis, to the order of                           (“Lender”), in Dollars and immediately available funds, the principal sum of                 DOLLARS ($               ), or if less, the unpaid principal sum of the Term Loan outstanding under the Loan Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Loan Agreement referred to below, together with all accrued and unpaid interest thereon, and such amounts may not be reborrowed. Terms are used herein as defined in the Second Lien Loan and Security Agreement dated as of November 18, 2009, as such agreement may be amended, modified, renewed or extended from time to time (the “Loan Agreement”), among the Borrowers, the affiliates of the Borrowers party thereto as guarantors, the lenders from time to time party thereto as lenders (collectively, “Lenders”), SANKATY ADVISORS, LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and assigns, “Agent”), GB MERCHANT PARTNERS, LLC, a Delaware limited liability company, as collateral agent for the Lenders (together with its successors and permitted assigns, “Collateral Agent”) and GA CAPITAL, LLC, a Delaware limited liability company, as documentation agent for the Lenders (together with its successors and permitted assigns, “Documentation Agent”).
     Principal of and interest on this Term Note from time to time outstanding shall be due and payable in such amounts and on such dates as provided in the Loan Agreement. This Term Note is issued pursuant to and evidences Loans under the Loan Agreement, to which reference is made for a statement of the rights and obligations of Lender and the duties and obligations of Borrowers. The Loan Agreement contains provisions for acceleration of the maturity of this Term Note upon the happening of certain stated events, and for the borrowing, prepayment and reborrowing of amounts upon specified terms and conditions.
     The holder of this Term Note is hereby authorized by Borrowers to record on a schedule annexed to this Term Note (or on a supplemental schedule) the amounts owing with respect to the Loans, and the payment thereof. Failure to make any notation, however, shall not affect the rights of the holder of this Term Note or any obligations of Borrowers hereunder or under any other Loan Documents.
     Time is of the essence of this Note. Each Borrower and all endorsers, sureties and guarantors of this Term Note hereby severally waive demand, presentment for payment, protest,

notice of protest, notice of intention to accelerate the maturity of this Term Note, diligence in collecting, the bringing of any suit against any party, and any notice of or defense on account of any extensions, renewals, partial payments, or changes in any manner of or in this Term Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.
     In no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder of this Term Note for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permitted under Applicable Law. If any such excess amount is inadvertently paid by Borrowers or inadvertently received by the holder of this Term Note, such excess shall be returned to Borrowers or credited as a payment of principal, in accordance with the Loan Agreement. It is the intent hereof that Borrowers not pay or contract to pay, and that holder of this Term Note not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.
     This Term Note shall be governed by the laws of the State of New York, including, without limitation, New York General Obligations Law Sections 5-1401 and 5-1402 (but giving effect to federal laws relating to national banks).
     This Term Note is being issued with OID. Information described in Regulation § 1.1275-3 promulgated under the IRC may be obtained by writing to: The Bon-Ton Department Stores, Inc., 2801 East Market Street, York, PA 17402.
[Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, this Term Note is executed as of the date set forth above.

THE BON-TON DEPARTMENT STORES, INC.
By
Name:
Title:

THE ELDER-BEERMAN STORES CORP.
By
Name:
Title:

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.
EXHIBIT B
Borrowing Base Certificate for The Bon-Ton Department Stores, Inc.
(Period ending 10/24/09)
Date:
Cert. No.

Tranche A	Cost

Ending S/L Inventory as of:	10/17/2009

ADD	Purchases at Retail

LESS	[***]
[***]
[***]
[***]
[***]

Ending S/L Inventory as of:	10/24/2009

Cost Complement (1-CMU%)%

Ending S/L Inventory at Cost
Eligible L/C/ Inventory
Eligible In-Transit Inventory
     Total Inventory as of:       10/24/2009

LESS: Ineligibles	Unearned Discount Reserve
	Private Brand Load Reseve
	Reserve for PO’s on LC by Received by EOM
	Advertising Reserve
	Damaged Inventory
	Sample Inventory
	RTV Inventory
Total Ineligible		0.00

Net Eligible Inventory	0.00

Inventory Advance Rate:
NOLV

Inventory Availability	0.00

Appraised Value of Eligible Real Estate	%

Eligible Real Estate Advance Rate (steps down to 40% at 12/31/10)
(Capped at $65MM)
Real Estate Availability	0.00

Credit Card Accounts Receivable
Credit Card Accounts Receivable Advance Rate	%

Credit Card Accounts Receivable Availability	0.00

Confidential treatment has been requested.
Redacted material has been separately filed with the Commission.

Total Availability before Reserves	0.00

LESS	[***
	[***]
	[***]
	[***]
	[***]
Total Reserves		0.00

A Availability	0.00

Tranche A-1

A-1 Eligible Inventory	0.00

A-1 Advance Rate
[***]
A-1 Available Inventory

Appraised Value of Eligible Real Estate	0.00

Eligible Real Estate Advance Rate	%

A-1 Real Estate Availability
A-1 Availability

Combined Availability	0.00
Availability Calculation

Prior Day End of Day Principal Balance
	ADD	Current Day’s Advance
Fees Charged Today
	LESS	Current Day’s
Paydown

Projected Current Day Ending Principal Balance	0

ADD	Estimated Documentary Letters of Credit
Estimated Standby Letters of Credit
(Both of the above are calculated as Prior Day Balances plus projected
Current Day issuances/amendments and less projected Current Day payments)
Total Projected Current Day Loan Balance

Projected Current Day Net Availability	0.00

The foregoing information is delivered to Sankaty Advisors, LLC in accordance with a Second Lien Loan and Security Agreement between Sankaty Advisors, LLC and The Bon-Ton Department Stores, Inc. dated as of                     . I hereby certify that the information contained herein is true and correct as of the dates shown herein. Nothing contained herein shall constitute a waiver, modification, or limitation of any of the terms or conditions set forth in the referenced Loan and Security Agreement.

Prepared by:	Approved by:
Title: Treasury Manager	Title: Sr. VP and Treasurer
Date:	Date:

TERM LOANS AND PAYMENTS WITH RESPECT THERETO

Amount of
		Principal or	Outstanding
	Amount of	Interest	Principal
	Term Loan	Paid This	Balance
Date	Made	Date	This Date	Notation Made By

EXHIBIT C
to
Second Lien Loan and Security Agreement
ASSIGNMENT AND ACCEPTANCE
     Reference is made to the Second Lien Loan and Security Agreement dated as of November 18, 2009, as amended (“Loan Agreement”), among THE BON-TON DEPARTMENT STORES, INC., a Pennsylvania corporation (“Bon-Ton”) and THE ELDER-BEERMAN STORES CORP., an Ohio corporation (“Elder-Beerman” and together with Bon-Ton, collectively, the “Borrowers”), the affiliates of the Borrowers party to the Loan Agreement as guarantors, the lenders party to the Loan Agreement from time to time as lenders (collectively, the “Lenders”), SANKATY ADVISORS, LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and permitted assigns, “Agent”) and the other agents from time to time party thereto. Terms are used herein as defined in the Loan Agreement.
                                                                  (“Assignor”) and                                                                                   (“Assignee”) agree as follows:
     1. Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (a) a principal amount of $                     of Assignor’s outstanding Term Loan (the “Assigned Interest”), together with any interest in the Loan Documents corresponding to the Assigned Interest. This Agreement shall be effective as of the date (“Effective Date”). From and after the Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor’s obligations in respect of the Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor’s account in respect of the Assigned Interest shall be payable to or for Assignee’s account, to the extent such amounts accrue on or after the Effective Date.
     2. Assignor (i) represents that as of the date hereof, prior to giving effect to this assignment, the outstanding balance of its Term Loan, together with principal and any outstanding interest, is $                    ; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance by Borrowers of their obligations under the Loan Documents. [Assignor is attaching the Term Note[s] held by it and requests that Agent exchange such Term Note[s] for new Notes payable to Assignee [and Assignor].]
     3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received copies of the Loan Agreement and such other Loan Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it shall, independently and without reliance upon Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Agent by the terms thereof, together with such powers as are incidental thereto; and (vi) agrees that it will observe and perform all obligations that are required to be performed by it as a “Lender” under the Loan Documents.
          4. Assignee acknowledges and agrees that it will not sell or otherwise dispose of the Assigned Interest or any portion thereof, or grant any participation therein, in a manner which, or take any action in connection therewith which, would violate the terms of any Loan Documents.
          5. This Agreement and all rights and obligations shall be interpreted in accordance with and governed by the laws of the State of New York. If any provision hereof would be invalid under Applicable Law, then such provision shall be deemed to be modified to the extent necessary to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision’s being held invalid.
          6. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telecopy or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:
(a)	If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

(b)	If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

          Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:
          If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

ABA No.

Account No.

Reference:
          If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

ABA No.

Account No.

Reference:
[Signature page to follow]

          IN WITNESS WHEREOF, this Assignment and Acceptance is executed as of                                         .

(“Assignee”)
By
Title:

(“Assignor”)
By
Title:

Consented to and Agreed as of the date first
set forth above:

SANKATY ADVISORY, LLC, as Agent
By
Name:
Title:

[THE BON-TON DEPARTMENT STORES, INC., as Borrower Agent
By
Name:
	Title:	]

EXHIBIT D
to
Second Lien Loan and Security Agreement
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                    , 20__
(the “Statement Date”)
To: Sankaty Advisors, LLC, as Agent
Ladies and Gentlemen:
     Reference is made to that certain Second Lien Loan and Security Agreement dated as of November 18, 2009 (as amended, restated, supplemented and otherwise modified and in effect from time to time, the “Loan Agreement”), among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Bon-Ton”) and The Elder-Beerman Stores Corp., an Ohio corporation, (“Elder-Beerman” and together with Bon-Ton, collectively, the “Borrowers”), the affiliates of the Borrowers party thereto as guarantors, the lenders party thereto (the “Lenders”), Sankaty Advisors, LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and permitted assigns, “Agent”) and the other agents from time to time party thereto. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Loan Agreement.
     The undersigned, in the undersigned’s capacity as a Senior Officer of Borrower Agent, and not in the undersigned’s individual capacity hereby certifies as of the date hereof that he/she is a Senior Officer of the Borrower Agent, and that, as such, he/she is authorized to execute and deliver this Certificate to the Agent on the behalf of the Borrowers, and that:
[Use following paragraph 1 for Fiscal Year-end financial statements]
     1. Attached hereto are the year-end audited financial statements required by Section 10.1.2 of the Loan Agreement for the Fiscal Year of Parent ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
     1. Attached hereto are the unaudited financial statements required by Section 10.1.2 of the Loan Agreement for the fiscal quarter of the Parent ended as of the above date. Such financial statements fairly present the financial condition and results of operations of the Obligors and their Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end adjustments and the absence of footnotes.
     2. A review of the activities of the Obligors during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Obligors performed and observed all of their Obligations under the Loan Documents, and
FORM OF COMPLIANCE CERTIFICATE

[select one:]
     [to the best knowledge of the undersigned during such fiscal period, no Default has occurred and is continuing.]
—or—
     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
[Signatures appear on following page.]
FORM OF COMPLIANCE CERTIFICATE

     IN WITNESS WHEREOF, the undersigned has executed this Certificate in his or her capacity as a Senior Officer as of                     , 20___.

BORROWER AGENT: THE BON-TON DEPARTMENT STORES, INC.
By:
Title:
Address: Attn: Telecopy:

FORM OF COMPLIANCE CERTIFICATE

EXHIBIT E
to
Second Lien Loan and Security Agreement
Form of Credit Card Notification
CREDIT CARD NOTIFICATION
PREPARE ON BORROWER LETTERHEAD — ONE FOR EACH PROCESSOR
                          , 20__
To:	[Name and Address of Credit Card Processor] (the “Processor”)
	Re:	[Insert Obligor] Merchant Account Number:
Dear Sir/Madam:
     [Insert Obligor] a [                    ] organized and existing under the laws of [                    ], (the “Company”), has entered into various financing agreements with Sankaty Advisors, LLC, a Delaware limited liability company, as administrative agent (in such capacity herein and together with its successors and permitted assigns, the “Agent”) for the benefit of certain lenders (the “Lenders”), which financing agreements include that certain Second Lien Loan and Security Agreement dated as of November 18, 2009 (as amended, restated, supplemented or otherwise modified from time to time, and in effect from time to time, the “Loan Agreement”), among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation (“Bon-Ton”) and The Elder-Beerman Stores Corp., an Ohio corporation (“Elder-Beerman” and together with Bon-Ton, collectively, the “Borrowers”), the affiliates of the Borrowers party thereto as guarantors, the Lenders, the Agent and the other agents from time to time party thereto, pursuant to which the Lenders have made, or may from time to time make, loans or furnish certain other financial accommodations to the Borrowers. [The Company is one of the

Borrowers under the Loan Agreement and the Company’s obligations on account of such loans and financial accommodations are secured by,]1 [As the Company and the Borrowers are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group, the Company has guaranteed the obligations of the Borrowers under the Loan Agreement and has pledged its assets as security for such guaranty, which such pledge includes,]2 among other things, all credit card charges submitted by the Company to the Processor for processing and the amounts which the Processor owes to the Company on account thereof (the “Credit Card Proceeds”).
          Until the Processor receives written notification from the Agent that the interest of the Agent and the Lenders in the Credit Card Proceeds has been terminated, all amounts as may become due from time to time from the Processor to the Company (including, without limitation, Credit Card Proceeds, payments from any reserve account or the like, or other payments) shall continue to be transferred only as follows:
     By ACH, Depository Transfer Check, or Electronic Depository Transfer to:
ABA Number: [ ] Bank: [ ] Account Name: [ ] Account Number: [ ] Reference: [ ]

or
     As the Processor may be otherwise instructed from time to time in writing by an officer of the Agent.
          Upon the written request of the Agent, a copy of each periodic statement issued by the Processor to the Company should be provided to the Agent at the following address (which address may be changed upon seven (7) days written notice given to the Processor by the Agent):
          If to the Agent:

[1]	To be included if Company is a Borrower

[2]	To be included if Company is a Guarantor

Sankaty Advisors, LLC [ ] [ ] Attention: [ ] Re: [Insert Obligor]
          The Processor shall be fully protected in acting on any order or direction by the Agent respecting the Credit Card Proceeds and other amounts without making any inquiry whatsoever as to the Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto, provided that the Processor’s actions do not constitute gross negligence, bad faith or willful misconduct. Nothing contained herein is intended to, nor shall it be deemed to, modify the rights and obligations of the Company or the Agent under the terms of the loan arrangement and the loan documents executed in connection therewith between, among others, the Company and the Agent.
          This Credit Card Notification may be amended only by the written agreement of the Company and the Agent and may be terminated solely by written notice signed by an officer of the Agent. The Company shall not have any right to terminate this Credit Card Notification or, except as provided in this Credit Card Notification, amend it, it being understood, however, that this Credit Card Notification shall automatically terminate upon until the occurrence of payment in full, in cash of all accrued and unpaid principal, interest and fees, and any other Obligations (as defined in the Loan Agreement) then due and owing under the Loan Agreement, the payment of any appropriate collateral deposits in connection with other Obligations (as defined in the Loan Agreement) (other than contingent indemnification Obligations with respect to which no claim has been asserted in writing) and the occurrence of the Commitment Termination Date (as defined in the Loan Agreement).

Very truly yours, [INSERT OBLIGOR]
By:
Title:
Address: Attn: Telecopy:

cc: Sankaty Advisors, LLC, as Agent

EXHIBIT F
to
Second Lien Loan and Security Agreement
FORM OF GUARANTY
     This GUARANTY (this “Guaranty”), dated as of November 18, 2009, by the entities signatory hereto (collectively, the “Guarantors” and each a “Guarantor”) in favor of (i) Sankaty Advisors, LLC, a Delaware limited liability company, as administrative agent (hereinafter in such capacity, together with its successors and permitted assigns in such capacity, “Agent”) for the lenders (hereinafter, collectively, the “Lenders”) which from time to time are or may become parties to that certain Second Lien Loan and Security Agreement dated as of November 18, 2009 (as amended, restated, supplemented and otherwise modified and in effect from time to time, the “Loan Agreement”), among The Bon-Ton Department Stores, Inc., a Pennsylvania corporation, (“Bon-Ton”) and The Elder-Beerman Stores Corp., an Ohio corporation (“Elder-Beerman” and together with Bon-Ton, collectively, the “Borrowers”), the affiliates of the Borrowers party thereto as guarantors, the Lenders, Agent and the other agents and arrangers from time to time party thereto, (ii) each of the Lenders and (iii) each of the other Secured Parties (as defined in the Loan Agreement).
     WHEREAS, the Borrowers and the Guarantors are members of a group of related entities, the success of any one of which is dependent in part on the success of the other members of such group;
     WHEREAS, each Guarantor expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrowers by the Lenders pursuant to the Loan Agreement (which benefits are hereby acknowledged);
     WHEREAS, it is a condition precedent to the Lenders making any loans or otherwise extending credit to the Borrowers under the Loan Agreement that each Guarantor execute and deliver to Agent, for the benefit of the Secured Parties, a guaranty substantially in the form hereof; and
     WHEREAS, each Guarantor wishes to guaranty the payment and performance of the Obligations (as defined in the Loan Agreement) to Agent, the Lenders and the other Secured Parties as provided herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Lenders and Agent to make loans and otherwise extend credit to the Borrowers, the Guarantors hereby agree with the Lenders, Agent and the other Secured Parties as follows:

     1. Definitions. The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement.
     2. Guaranty of Payment and Performance. Each Guarantor hereby jointly and severally guarantees to Agent, for the benefit of the Secured Parties, the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that Agent or any other Secured Party first attempt to collect any of the Obligations from any Borrower or any other Obligor or resort to any collateral security or other means of obtaining payment. Payments by the Guarantors hereunder may be required by Agent on any number of occasions. All payments by the Guarantors hereunder shall be made to Agent, in the manner and at the place of payment specified therefor in the Loan Agreement, for the account of the Secured Parties.
     3. Guarantors’ Agreement to Pay Enforcement Costs, etc. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Agent, on demand, all reasonable and documented out-of-pocket costs, expenses or advances (including court costs and legal expenses) incurred or expended by Agent or any other Secured Party which constitute a part of the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Loan Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under Applicable Law, then such interest shall be reduced to such maximum permitted amount.
     4. Waivers by Guarantors; Lender’s Freedom to Act. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Agent or any other Secured Party with respect thereto. Each Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of any Obligor or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of Agent or any Secured Party to assert any claim or demand or to enforce any right or remedy against any Obligor or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Loan Agreement, the Term Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which Agent or any other Secured Party may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which Agent or any other Secured Party might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent Agent or any other Secured Party from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after Agent’s or such other Secured Party’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by Agent or any other Secured Party.
     5. Unenforceability of Obligations Against Any Obligor. If for any reason any Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any Obligor by reason of such Obligor’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Obligor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Loan Agreement, the Term Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each Guarantor.
     6. Subrogation; Subordination.
          6.1. Waiver of Rights Against the Borrowers. Until the final payment and performance in full of all of the Obligations (other than contingent indemnification Obligations with respect to which no claim has been asserted in writing), no Guarantor shall exercise and each Guarantor hereby waives any rights against each Obligor arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with Agent or any other Secured Party in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; no Guarantor will claim any setoff, recoupment or counterclaim against any Obligor in respect of any liability of such Guarantor to any Obligor; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by Agent or any other Secured Party.
          6.2. Subordination. The payment of any amounts due with respect to any indebtedness of any Obligor for money borrowed or credit received now or hereafter owed to any Guarantor is hereby subordinated to the prior payment in full of all of the Obligations (other than contingent indemnification Obligations with respect to which no claim has been asserted in writing). Each Guarantor agrees that, after the occurrence of, and during the continuance of, any Default or Event of Default under the Loan Agreement no Guarantor will demand, sue for or otherwise attempt to collect any such indebtedness of any Obligor to such Guarantor until all of the Obligations (other than contingent indemnification Obligations with respect to which no claim has been asserted in writing) shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, subject to the Intercreditor Agreement, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Secured Parties and be paid over to Agent, for the benefit of the Secured Parties, on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
          6.3. Provisions Supplemental. The provisions of this §6 shall be supplemental to and not in derogation of any rights and remedies of the Secured Parties under any separate subordination agreement which Agent may at any time and from time to time enter into with any Guarantor for the benefit of the Secured Parties.
     7. Security; Setoff. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of Agent and the other Secured Parties is hereby authorized at any time during an Event of Default, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the accrued and unpaid obligations of each Guarantor under this Guaranty, whether or not Agent or such other Secured Party shall have made any demand under this Guaranty.
     8. Further Assurances. Each Guarantor agrees that it will from time to time, at the written request of Agent, do all such things and execute all such documents as Agent may consider necessary to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Secured Parties hereunder. Each Guarantor acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from each Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of such Borrower and that such Guarantor will look to the Borrowers and not to Agent or any other Secured Party in order for such Guarantor to keep adequately informed of changes in the Borrowers’ financial condition.
     9. Termination; Reinstatement. This Guaranty shall remain in full force and effect until the payment and performance in full of all of the Obligations (other than contingent indemnification Obligations with respect to which no claim has been asserted in writing). This Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by Agent or any other Secured Party upon the insolvency, bankruptcy or reorganization of any Obligor, or otherwise, all as though such payment had not been made or value received.
     10. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of Agent and the other Secured Parties and their respective successors, transferees and permitted assigns. Without limiting the generality of the foregoing sentence, each Secured Party may, as and to the extent permitted in the Loan Agreement, assign or otherwise transfer the Loan Agreement, the Term Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Secured Party herein, all in accordance with §13.2 of the Loan Agreement. No Guarantor may assign any of its obligations hereunder.
     11. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by Agent with the consent of the Required Lenders and each Guarantor party hereto. No failure on the part of Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.
     12. Notices. All notices, requests and other communications by or to a party hereto shall be made in accordance with Section 14.3 of the Loan Agreement.
     13. Governing Law; Consent to Forum. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS). EACH GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT SITTING IN OR WITH JURISDICTION OVER THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY STATE COURT OF THE STATE OF NEW YORK SITTING IN THE COUNTY OF MANHATTAN, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH GUARANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. Nothing herein shall limit the right of Agent or any other Secured Party to bring proceedings against any Obligor in any other court. Nothing in this Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.
     14. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, each Guarantor waives (a) the right to trial by jury (which Agent hereby also waives) in any proceeding, claim or counterclaim of any kind relating in any way to this Guaranty; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which a Borrower may in any way be liable, and hereby ratifies anything Agent may do in this regard; (c) notice prior to taking possession or control of any Collateral; (d) any bond or security that might be required by a court prior to allowing Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against Agent or any other Secured Party, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each Guarantor acknowledges that the foregoing waivers are a material inducement to Agent and the other Secured Parties entering into the Loan Agreement and this Guaranty and that Agent and the other Secured Parties are relying upon the foregoing in their dealings with Borrowers and Guarantors. Each Guarantor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.
     15. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.
     16. Contribution. To the extent any Guarantor makes a payment hereunder in excess of the aggregate amount of the benefit received by such Guarantor in respect of the extensions of credit under the Loan Agreement (the “Benefit Amount”), then such Guarantor, after the payment in full, in cash, of all of the Obligations, shall be entitled to recover from each other guarantor of the Obligations such excess payment, pro rata, in accordance with the ratio of the Benefit Amount received by each such other guarantor to the total Benefit Amount received by all guarantors of the Obligations, and the right to such recovery shall be deemed to be an asset and property of such Guarantor so funding; provided, that all such rights to recovery shall be subordinated and junior in right of payment to the final and undefeasible payment in full in cash of all of the Obligations (other than contingent indemnification Obligations with respect to which no claim has been asserted in writing).
     17. Intercreditor Agreement Prevails. Notwithstanding anything to the contrary contained herein, all representations, warranties and covenants of the Guarantors hereunder, and the rights and benefits granted to the Agent and the other Secured Parties hereunder, are expressly subject to the terms and conditions of the Intercreditor Agreement and, in the event of any conflict between the provisions of this Guaranty and the Intercreditor Agreement, the Intercreditor Agreement shall prevail.
[Signatures appear on following page.

F-6